The UBS Funds

Summary Prospectus Supplement | June 1, 2021

Includes:

•  UBS Dynamic Alpha Fund

Dear Investor,

The purpose of this supplement is to update the Summary Prospectus with respect to UBS Dynamic Alpha Fund, a series of The UBS Funds, dated October 28, 2020 (as revised November 2, 2020), as follows:

Effective June 1, 2021, Alain Bützberger will no longer serve as a portfolio manager for UBS Dynamic Alpha Fund, and Benjamin Suess will be added as a portfolio manager to UBS Dynamic Alpha Fund.

Therefore, effective June 1, 2021, the bullets under the heading "UBS Dynamic Alpha Fund" and the sub-heading "Portfolio managers" on page 7 are deleted in their entirety and replaced with the following:

• Alan Zlatar, portfolio manager of the Fund since 2018.

• Benjamin Suess, portfolio manager of the Fund since June 2021.

PLEASE BE SURE TO RETAIN THIS IMPORTANT INFORMATION FOR FUTURE REFERENCE.

ZS-1103